Exhibit 99.1

NEWS RELEASE

Contacts:

Cindy Resman	Jeff Warren
Public Relations	Investor Relations
+1-763-505-0291	+1-763-505-2696

MEDTRONIC REPORTS SECOND QUARTER EARNINGS

•	Revenue of $4.1 Billion Grew 5% on a Constant Currency Basis; 2% as Reported

•	International Revenue Grew 8% on a Constant Currency Basis; 1% as Reported

•	Company Updates FY13 Revenue Outlook; Reiterates FY13 EPS Guidance

MINNEAPOLIS – November 20, 2012 – Medtronic, Inc. (NYSE: MDT) today announced financial results for its second quarter of fiscal year 2013, which ended October 26, 2012.

The Company reported worldwide second quarter revenue of $4.095 billion, an increase of 5 percent on a constant currency basis after adjusting for a $118 million unfavorable foreign currency impact, or a 2 percent increase as reported. Including a one-time, non-cash $245 million pre-tax charge related to certain litigation in our Structural Heart business, second quarter net earnings as reported were $646 million, or $0.63 per diluted share, a decrease of 26 percent and 23 percent, respectively, over the same period in the prior year. After adjusting for this charge and other items detailed in the attached table, second quarter net earnings and diluted earnings per share on a non-GAAP basis were $902 million and $0.88, flat and an increase of 5 percent, respectively, over the same period in the prior year.

Second quarter international revenue of $1.806 billion increased 8 percent on a constant currency basis or 1 percent as reported. International sales accounted for 44 percent of Medtronic’s worldwide revenue in the quarter. Emerging market revenue of $464 million increased 18 percent on a constant currency basis or 14 percent as reported and represented 11 percent of Company revenue.

“Our second quarter performance reflects the results of our ongoing focus to deliver consistent and dependable growth in a changing healthcare environment,” said Omar Ishrak, Medtronic chairman and chief executive officer. “Our growth was broad-based across several businesses and geographies, driven by continued stabilization of our end markets and the ongoing successful execution of new product launches.”

Cardiac and Vascular Group

The Cardiac and Vascular Group includes the Cardiac Rhythm Disease Management (CRDM), Coronary, Structural Heart, and Endovascular businesses. The Group had worldwide sales in the quarter of $2.137 billion, representing an increase of 6 percent on a constant currency basis or 2 percent as reported. Group revenue performance on a constant currency basis was driven by solid growth in Coronary, Endovascular, Structural Heart, and AF Solutions, partially offset by declines in Pacing. Group international sales of $1.168 billion increased 7 percent on a constant currency basis or were flat as reported.

CRDM revenue of $1.227 billion was flat on a constant currency basis or a decline of 3 percent as reported. Second quarter revenue from Implantable Cardioverter Defibrillators (ICDs) was $689 million, flat on a constant currency basis, while Pacing revenue was $480 million, a decline of 2 percent on a constant currency basis. Continued growth of the AF Solutions business partially offset weaker Pacing sales. The Company gained global share in ICDs, Pacing, and AF Solutions.

Coronary revenue of $429 million grew 19 percent on a constant currency basis or 14 percent as reported. Sales of drug-eluting stents increased 39 percent on a constant currency basis, driven by the continued success of the Resolute® Integrity® drug-eluting stent in the United States and a strong launch in the quarter of the product in Japan.

Structural Heart revenue of $271 million grew 6 percent on a constant currency basis or 2 percent as reported. Growth was driven by solid sales of the CoreValve® transcatheter aortic heart valves in international markets.

Endovascular revenue of $210 million grew 17 percent on a constant currency basis or 12 percent as reported. The Endurant® abdominal aortic stent continues to drive growth in Japan, along with the Endurant II in the U.S. and Europe. The peripheral stent portfolio, including the Complete® SE vascular stent, continued to drive global growth.

Restorative Therapies Group

The Restorative Therapies Group includes the Spine, Neuromodulation, Diabetes, and Surgical Technologies businesses. The Group had worldwide sales in the quarter of $1.958 billion, representing an increase of 4 percent on a constant currency basis or 2 percent as reported. Group revenue was driven by growth in Surgical Technologies, Neuromodulation, and Diabetes, partially offset by declines in Spine. Group international sales of $638 million increased 9 percent on a constant currency basis or 3 percent as reported.

Spine revenue of $782 million declined 5 percent on a constant currency basis or 7 percent as reported. Core Spine revenue of $649 million decreased 2 percent on a constant currency basis. While the Core Spine business slightly declined year-over-year, the business modestly grew on a sequential basis. New products and therapies continue to gain broad surgeon acceptance. The Company continues to differentiate its Spine business through its focus on enabling technologies, including imaging, navigation, and powered surgical instruments. BMP revenue of $133 million declined 19 percent on a constant currency basis.

Surgical Technologies revenue of $344 million grew 17 percent on a constant currency basis or 15 percent as reported. After adjusting for the acquisitions of PEAK Surgical and Salient Surgical Technologies, organic revenue growth was 13 percent on a constant currency basis or 12 percent as reported. Surgical Technologies revenue growth was driven by strong capital equipment sales, including continued demand for navigated spine procedures using the StealthStation® S7® and O-Arm®.

Neuromodulation revenue of $454 million increased 10 percent on a constant currency basis or 8 percent as reported. Growth was driven by the RestoreSensor® spinal cord stimulator with its proprietary AdaptiveStim® technology, solid growth in the number of new implants of Activa® deep brain stimulation therapy systems, and strong sales of InterStim® Therapy for both urinary and bowel indications.

Diabetes revenue of $378 million grew 6 percent on a constant currency basis or 3 percent as reported. Growth in the quarter was driven by strong sales of continuous glucose monitoring (CGM) products. The Paradigm® Veo™ insulin pump with its low glucose suspend technology, together with the Enlite™ CGM sensor, had solid growth in international markets.

Revenue Outlook and Earnings per Share Guidance

The Company today updated its revenue outlook and reiterated its diluted earnings per share (EPS) guidance. For fiscal year 2013, the Company expects revenue growth in the range of 3 to 4 percent on a constant currency basis, which implies revenue growth of 2 to 4 percent on a constant currency basis for the second half of fiscal year 2013. For fiscal year 2013, the Company continues to expect diluted EPS in the range of $3.62 to $3.70, which implies annual diluted EPS growth in the range of 5 to 7 percent.

In closing, Ishrak said, “We were encouraged by our balanced Q2 results, which outperformed the MedTech market. However, we remain focused on delivering this kind of performance consistently over an extended period of time. By implementing our growth strategies, we will position ourselves to be a leader in creating long-term value in healthcare.”

Webcast Information

Medtronic will host a webcast today, Nov. 20, at 8 a.m. EST (7 a.m. CST), to provide information about its businesses for the public, analysts, and news media. This quarterly webcast can be accessed by clicking on the Investors link on the Medtronic home page at www.medtronic.com and this earnings release will be archived at www.medtronic.com/newsroom. Within 24 hours, a replay of the webcast and a transcript of the company’s prepared remarks will be available in the “Events & Presentations” section of the Investors portion of the Medtronic website.

Financial Schedules

To view the second quarter financial schedules, click here or visit www.medtronic.com/newsroom.

About Medtronic

Medtronic, Inc., is the world’s leading medical technology company — alleviating pain, restoring health, and extending life for people with chronic disease.

This press release contains forward-looking statements related to product growth drivers, market position, strategies for growth, and Medtronic’s future results of operations, which are subject to risks and uncertainties, such as competitive factors, difficulties and delays inherent in the development, manufacturing, marketing and sale of medical products, government regulation and general economic conditions and other risks and uncertainties described in Medtronic’s periodic reports on file with the Securities and Exchange Commission. Actual results may differ materially from anticipated results. Medtronic does not undertake to update its forward-looking statements.

Earnings per share guidance excludes any unusual charges or gains that might occur during the fiscal year and the impact of the non-cash charge for convertible debt interest expense. The guidance provided only reflects information available to Medtronic at this time.

Unless otherwise noted, all comparisons made in this news release are on an “as reported basis,” and not on a constant currency basis. References to quarterly figures increasing or decreasing are in comparison to the second quarter of fiscal year 2012.

-end-

MEDTRONIC, INC.

WORLD WIDE REVENUE

(Unaudited)

	FY12	FY12	FY12	FY12	FY12	FY13	FY13	FY13	FY13	FY13
($ millions)	QTR 1	QTR 2	QTR 3	QTR 4	Total	QTR 1	QTR 2	QTR 3	QTR 4	Total
REPORTED REVENUE :

CARDIAC RHYTHM DISEASE MANAGEMENT	$1,253	$1,268	$1,192	$1,295	$5,007	$1,193	$1,227	$—	$—	$2,420
Defibrillation Systems	697	708	674	744	2,822	675	689	—	—	1,365
Pacing Systems	508	511	467	492	1,978	463	480	—	—	943
AF & Other	48	49	51	59	207	55	58	—	—	112

CORONARY	$389	$376	$382	$450	$1,598	$433	$429	$—	$—	$862

STRUCTURAL HEART	$275	$266	$265	$289	$1,094	$280	$271	$—	$—	$551

ENDOVASCULAR	$186	$188	$190	$219	$783	$209	$210	$—	$—	$419

CARDIAC & VASCULAR GROUP	$2,103	$2,098	$2,029	$2,253	$8,482	$2,115	$2,137	$—	$—	$4,252

SPINE	$825	$839	$784	$818	$3,267	$786	$782	$—	$—	$1,568
Core Spine	651	675	640	677	2,643	645	649	—	—	1,294
BMP	174	164	144	141	624	141	133	—	—	274

NEUROMODULATION	$397	$421	$419	$463	$1,700	$419	$454	$—	$—	$873

DIABETES	$355	$367	$367	$392	$1,481	$364	$378	$—	$—	$742

SURGICAL TECHNOLOGIES	$266	$298	$319	$371	$1,254	$324	$344	$—	$—	$668

RESTORATIVE THERAPIES GROUP	$1,843	$1,925	$1,889	$2,044	$7,702	$1,893	$1,958	$—	$—	$3,851

TOTAL CONTINUING OPERATIONS	$3,946	$4,023	$3,918	$4,297	$16,184	$4,008	$4,095	$—	$—	$8,103

ADJUSTMENTS :
CURRENCY IMPACT (1)						$(119)	$(118)	$—	$—	$(238)

COMPARABLE OPERATIONS (1)	$3,946	$4,023	$3,918	$4,297	$16,184	$4,127	$4,213	$—	$—	$8,341

(1)	Medtronic management believes that in order to properly understand Medtronic's short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP.

Note:	The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenue may not sum to the fiscal year to date revenue.

MEDTRONIC, INC.

U.S. REVENUE

(Unaudited)

	FY12	FY12	FY12	FY12	FY12	FY13	FY13	FY13	FY13	FY13
($ millions)	QTR 1	QTR 2	QTR 3	QTR 4	Total	QTR 1	QTR 2	QTR 3	QTR 4	Total
REPORTED REVENUE :

CARDIAC RHYTHM DISEASE MANAGEMENT	$649	$667	$619	$650	$2,584	$623	$645	$—	$—	$1,269
Defibrillation Systems	411	423	396	417	1,647	399	411	—	—	810
Pacing Systems	217	220	197	205	838	196	202	—	—	399
AF & Other	21	24	26	28	99	28	32	—	—	60

CORONARY	$90	$85	$82	$125	$383	$144	$139	$—	$—	$283

STRUCTURAL HEART	$100	$98	$97	$103	$398	$102	$102	$—	$—	$203

ENDOVASCULAR	$76	$81	$79	$87	$322	$81	$83	$—	$—	$164

CARDIAC & VASCULAR GROUP	$915	$931	$877	$965	$3,687	$950	$969	$—	$—	$1,919

SPINE	$589	$599	$555	$557	$2,300	$558	$549	$—	$—	$1,108
Core Spine	429	450	426	431	1,736	430	430	—	—	862
BMP	160	149	129	126	564	128	119	—	—	246

NEUROMODULATION	$272	$295	$287	$315	$1,170	$295	$324	$—	$—	$618

DIABETES	$214	$228	$226	$238	$906	$215	$229	$—	$—	$444

SURGICAL TECHNOLOGIES	$156	$184	$200	$224	$765	$209	$218	$—	$—	$427

RESTORATIVE THERAPIES GROUP	$1,231	$1,306	$1,268	$1,334	$5,141	$1,277	$1,320	$—	$—	$2,597

TOTAL CONTINUING OPERATIONS	$2,146	$2,237	$2,145	$2,299	$8,828	$2,227	$2,289	$—	$—	$4,516

ADJUSTMENTS :
CURRENCY IMPACT						$—	$—	$—	$—	$—

COMPARABLE OPERATIONS	$2,146	$2,237	$2,145	$2,299	$8,828	$2,227	$2,289	$—	$—	$4,516

Note:	The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenue may not sum to the fiscal year to date revenue.

MEDTRONIC, INC.

INTERNATIONAL REVENUE

(Unaudited)

	FY12	FY12	FY12	FY12	FY12	FY13	FY13	FY13	FY13	FY13
($ millions)	QTR 1	QTR 2	QTR 3	QTR 4	Total	QTR 1	QTR 2	QTR 3	QTR 4	Total
REPORTED REVENUE :

CARDIAC RHYTHM DISEASE MANAGEMENT	$604	$601	$573	$645	$2,423	$570	$582	$—	$—	$1,151
Defibrillation Systems	286	285	278	327	1,175	276	278	—	—	555
Pacing Systems	291	291	270	287	1,140	267	278	—	—	544
AF & Other	27	25	25	31	108	27	26	—	—	52

CORONARY	$299	$291	$300	$325	$1,215	$289	$290	$—	$—	$579

STRUCTURAL HEART	$175	$168	$168	$186	$696	$178	$169	$—	$—	$348

ENDOVASCULAR	$110	$107	$111	$132	$461	$128	$127	$—	$—	$255

CARDIAC & VASCULAR GROUP	$1,188	$1,167	$1,152	$1,288	$4,795	$1,165	$1,168	$—	$—	$2,333

SPINE	$236	$240	$229	$261	$967	$228	$233	$—	$—	$460
Core Spine	222	225	214	246	907	215	219	—	—	432
BMP	14	15	15	15	60	13	14	—	—	28

NEUROMODULATION	$125	$126	$132	$148	$530	$124	$130	$—	$—	$255

DIABETES	$141	$139	$141	$154	$575	$149	$149	$—	$—	$298

SURGICAL TECHNOLOGIES	$110	$114	$119	$147	$489	$115	$126	$—	$—	$241

RESTORATIVE THERAPIES GROUP	$612	$619	$621	$710	$2,561	$616	$638	$—	$—	$1,254

TOTAL CONTINUING OPERATIONS	$1,800	$1,786	$1,773	$1,998	$7,356	$1,781	$1,806	$—	$—	$3,587

ADJUSTMENTS:
CURRENCY IMPACT (1)						$(119)	$(118)	$—	$—	$(238)

COMPARABLE OPERATIONS (1)	$1,800	$1,786	$1,773	$1,998	$7,356	$1,900	$1,924	$—	$—	$3,825

(1)	Medtronic management believes that in order to properly understand Medtronic's short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP.

Note:	The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenue may not sum to the fiscal year to date revenue.

MEDTRONIC, INC.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(Unaudited)

	Three months ended		Six months ended
	October 26,	October 28,	October 26,	October 28,
	2012	2011	2012	2011
	(in millions, except per share data)
Net sales	$4,095	$4,023	$8,103	$7,969

Costs and expenses:
Cost of products sold	1,020	960	1,993	1,911
Research and development expense	387	371	772	733
Selling, general, and administrative expense	1,417	1,410	2,822	2,790
Certain litigation charges, net	245	—	245	—
Acquisition-related items	6	(24)	11	(16)
Amortization of intangible assets	79	85	159	171
Other expense, net	63	140	102	249
Interest expense, net	24	38	57	70

Total costs and expenses	3,241	2,980	6,161	5,908

Earnings from continuing operations before income taxes	854	1,043	1,942	2,061

Provision for income taxes	208	179	432	378

Earnings from continuing operations	646	864	1,510	1,683

Discontinued operations, net of tax:
Earnings from operations of Physio-Control	—	12	—	17
Physio-Control divestiture-related costs	—	(5)	—	(8)

Earnings from discontinued operations	—	7	—	9

Net earnings	$646	$871	$1,510	$1,692

Basic earnings per share
Earnings from continuing operations	$0.63	$0.82	$1.47	$1.59

Net earnings	$0.63	$0.82	$1.47	$1.60

Diluted earnings per share
Earnings from continuing operations	$0.63	$0.81	$1.46	$1.58

Net earnings	$0.63	$0.82	$1.46	$1.59

Basic weighted average shares outstanding	1,019.4	1,058.1	1,024.4	1,060.6
Diluted weighted average shares outstanding	1,027.8	1,063.1	1,032.2	1,066.2

Cash dividends declared per common share	$0.2600	$0.2425	$0.5200	$0.4850

MEDTRONIC, INC.

RECONCILIATION OF CONSOLIDATED GAAP NET EARNINGS

TO CONSOLIDATED NON-GAAP NET EARNINGS

(Unaudited)

(in millions, except per share data)

	Three months ended
	October 26,		October 28,		Percentage
	2012		2011		Change
Net earnings, as reported	$646		$871		-26%
Certain litigation charges, net	235	(a)	—
Certain acquisition-related items	6	(b)	9	(d)
Physio-Control divestiture-related costs	—		5	(e)
Impact of authoritative convertible debt guidance on interest expense, net	15	(c)	13	(c)

Non-GAAP net earnings	$902		$898	(f)	—

MEDTRONIC, INC.

RECONCILIATION OF CONSOLIDATED GAAP DILUTED EPS

TO CONSOLIDATED NON-GAAP DILUTED EPS

(Unaudited)

	Three months ended
	October 26,		October 28,		Percentage
	2012		2011		Change
Diluted EPS, as reported	$0.63		$0.82		-23%
Certain litigation charges, net	0.23	(a)	—
Certain acquisition-related items	0.01	(b)	0.01	(d)
Physio-Control divestiture-related costs	—		—	(e)
Impact of authoritative convertible debt guidance on interest expense, net	0.01	(c)	0.01	(c)

Non-GAAP diluted EPS	$0.88		$0.84	(f)	5%

(a)	The $235 million ($0.23 per share) after-tax ($245 million pre-tax) certain litigation charges, net relates to an accounting charge for probable and reasonably estimable patent litigation with Edwards Lifesciences, Inc. In addition to disclosing certain litigation charges, net that are determined in accordance with U.S. generally accepted accounting principles (U.S. GAAP), Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain litigation charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain litigation charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(b)

The $6 million ($0.01per share) after-tax ($6 million pre-tax) certain acquisition-related items, net charge includes $3 million after-tax ($3 million pre-tax) of certain acquisition-related costs from the November 2012 acquisition of China Kanghui Holdings, a $5 million after-tax ($5 million pre-tax) net charge for an adjustment of transaction costs related to the divestiture of the Physio-Control business that occurred in the fourth quarter of fiscal year 2012, and $2 million after-tax ($2 million pre-tax) net income related to the change in fair value of contingent milestone payments associated with acquisitions subsequent to April 29, 2009. The certain acquisition-related costs included legal and other professional service fees. In addition to disclosing certain acquisition-related items that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain acquisition-related items. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain acquisition-related items when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(c)	The Financial Accounting Standards Board (FASB) authoritative guidance for convertible debt accounting has resulted in an after-tax impact to net earnings of $15 million ($0.01 per share) and $13 million ($0.01 per share) for the three months ended October 26, 2012 and October 28, 2011, respectively. The pre-tax impact to interest expense, net was $23 million and $21 million for the three months ended October 26, 2012 and October 28, 2011, respectively. In addition to disclosing the financial statement impact of this authoritative guidance that is determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding this authoritative guidance. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates the impact of this authoritative guidance when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(d)	The $9 million ($0.01 per share) after-tax ($9 million pre-tax) certain acquisition-related items include charges related to the change in fair value of contingent milestone payments associated with acquisitions subsequent to April 29, 2009. In addition to disclosing acquisition-related items that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain acquisition-related items. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain acquisition-related items when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(e)	The $5 million (less than $0.01 per share) after-tax ($7 million pre-tax expense) Physio-Control divestiture-related costs include transaction costs related to the divestiture of the Physio-Control business that occurred in the fourth quarter of fiscal year 2012. In addition to disclosing Physio-Control divestiture-related costs that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding Physio-Control divestiture-related costs. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates Physio-Control divestiture-related costs when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(f)	Included in our non-GAAP net earnings is $12 million ($0.01 per share) after-tax ($17 million pre-tax) income from the operations of the Physio-Control business for the three months ended October 28, 2011, which is included in earnings from discontinued operations on our condensed consolidated statements of earnings. The Company has included this income in its non-GAAP net earnings as the disposition did not occur until the fourth quarter of fiscal year 2012 and thus the income was earned through the operations of the Company. Additionally, included in our non-GAAP net earnings for the three months ended October 28, 2011 is a $5 million after-tax ($5 million pre-tax) charge for transaction costs incurred related to the acquisitions of Salient Surgical Technologies, Inc. (Salient) and PEAK Surgical, Inc. (PEAK), and a non-cash gain of $38 million after-tax ($38 million pre-tax) related to previously held investments in Salient and PEAK, which are included in acquisition-related items on our condensed consolidated statements of earnings. The Company has included these items in its non-GAAP net earnings to offset the dilution to fiscal year 2012 net earnings in the second-half of the fiscal year from Salient and PEAK operations. Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the net impact of including the operating income of the Physio-Control business and the net impact of the Salient and PEAK acquisitions. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

MEDTRONIC, INC.

RECONCILIATION OF CONSOLIDATED GAAP NET EARNINGS

TO CONSOLIDATED NON-GAAP NET EARNINGS

(Unaudited)

(in millions, except per share data)

	Six months ended
	October 26,		October 28,		Percentage
	2012		2011		Change
Net earnings, as reported	$1,510		$1,692		-11%
Certain litigation charges, net	235	(a)	—
Certain acquisition-related items	11	(b)	17	(d)
Physio-Control divestiture-related costs	—		8	(e)
Impact of authoritative convertible debt guidance on interest expense, net	29	(c)	26	(c)

Non-GAAP net earnings	$1,785		$1,743	(f)	2%

MEDTRONIC, INC.

RECONCILIATION OF CONSOLIDATED GAAP DILUTED EPS

TO CONSOLIDATED NON-GAAP DILUTED EPS

(Unaudited)

	Six months ended (2)
	October 26,		October 28,		Percentage
	2012		2011		Change
Diluted EPS, as reported	$1.46		$1.59		-8%
Certain litigation charges, net	0.23	(a)	—
Certain acquisition-related items	0.01	(b)	0.02	(d)
Physio-Control divestiture-related costs	—		0.01	(e)
Impact of authoritative convertible debt guidance on interest expense, net	0.03	(c)	0.02	(c)

Non-GAAP diluted EPS	$1.73		$1.63	(1) (f)	6%

(1)	The data in this schedule has been intentionally rounded to the nearest $0.01, and therefore, may not sum.

(2)	The data in this schedule has been intentionally rounded, and therefore, the first and second quarter data may not sum to the fiscal year to date totals.

(a)	The $235 million ($0.23 per share) after-tax ($245 million pre-tax) certain litigation charges, net relates to an accounting charge for probable and reasonably estimable patent litigation with Edwards Lifesciences, Inc. In addition to disclosing certain litigation charges, net that are determined in accordance with U.S. generally accepted accounting principles (U.S. GAAP), Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain litigation charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain litigation charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(b)

The $11 million ($0.01per share) after-tax ($11 million pre-tax) certain acquisition-related items, net charge includes $3 million after-tax ($3 million pre-tax) of certain acquisition-related costs from the November 2012 acquisition of China Kanghui Holdings, a $5 million after-tax ($5 million pre-tax) net charge for an adjustment of transaction costs related to the divestiture of the Physio-Control business that occurred in the fourth quarter of fiscal year 2012, and a $3 million after-tax ($3 million pre-tax) net charge related to the change in fair value of contingent milestone payments associated with acquisitions subsequent to April 29, 2009.

The certain acquisition-related costs included legal and other professional service fees. In addition to disclosing certain acquisition-related items that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain acquisition-related items. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain acquisition-related items when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(c)	The Financial Accounting Standards Board (FASB) authoritative guidance for convertible debt accounting has resulted in an after-tax impact to net earnings of $29 million ($0.03 per share) and $26 million ($0.02 per share) for the six months ended October 26, 2012 and October 28, 2011, respectively. The pre-tax impact to interest expense, net was $46 million and $42 million for the six months ended October 26, 2012 and October 28, 2011, respectively. In addition to disclosing the financial statement impact of this authoritative guidance that is determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding this authoritative guidance. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates the impact of this authoritative guidance when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(d)	The $17 million ($0.02 per share) after-tax ($17 million pre-tax) certain acquisition-related items include charges related to the change in fair value of contingent milestone payments associated with acquisitions subsequent to April 29, 2009. In addition to disclosing acquisition-related items that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain acquisition-related items. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain acquisition-related items when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(e)	The $8 million ($0.01 per share) after-tax ($12 million pre-tax expense) Physio-Control divestiture-related costs include transaction costs related to the divestiture of the Physio-Control business that occurred in the fourth quarter of fiscal year 2012. In addition to disclosing Physio-Control divestiture-related costs that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding Physio-Control divestiture-related costs. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates Physio-Control divestiture-related costs when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(f)	Included in our non-GAAP net earnings is $17 million ($0.02 per share) after-tax ($25 million pre-tax) income from the operations of the Physio-Control business for the six months ended October 28, 2011, which is included in earnings from discontinued operations on our condensed consolidated statements of earnings. The Company has included this income in its non-GAAP net earnings as the disposition did not occur until the fourth quarter of fiscal year 2012 and thus the income was earned through the operations of the Company. Additionally, included in our non-GAAP net earnings for the six months ended October 28, 2011 is a $5 million after-tax ($5 million pre-tax) charge for transaction costs incurred related to the acquisitions of Salient Surgical Technologies, Inc. (Salient) and PEAK Surgical, Inc. (PEAK), and a non-cash gain of $38 million after-tax ($38 million pre-tax) related to previously held investments in Salient and PEAK, which are included in acquisition-related items on our condensed consolidated statements of earnings. The Company has included these items in its non-GAAP net earnings to offset the dilution to fiscal year 2012 net earnings in the second-half of the fiscal year from Salient and PEAK operations. Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the net impact of including the operating income of the Physio-Control business and the net impact of the Salient and PEAK acquisitions. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

MEDTRONIC, INC.

RECONCILIATION OF WORLDWIDE REVENUE GROWTH TO CONSTANT CURRENCY GROWTH

(Unaudited)

(in millions)

	Three months ended			Currency Impact		Constant
	October 26,	October 28,	Reported	on Growth (a)		Currency
	2012	2011	Growth	Dollar Percentage		Growth (a)
Reported Revenue:
Defibrillation Systems	$689	$708	(3)%	$(20)	(3)%	—%
Pacing Systems	480	511	(6)	(20)	(4)	(2)
AF & Other	58	49	18	(1)	(2)	20

Cardiac Rhythm Disease Management	1,227	1,268	(3)	(41)	(3)	—

Coronary	429	376	14	(18)	(5)	19
Structural Heart	271	266	2	(12)	(4)	6
Endovascular	210	188	12	(10)	(5)	17

Cardiac & Vascular Group	2,137	2,098	2	(81)	(4)	6

Core Spine	649	675	(4)	(12)	(2)	(2)
BMP	133	164	(19)	—	—	(19)

Spine	782	839	(7)	(12)	(2)	(5)
Neuromodulation	454	421	8	(10)	(2)	10
Diabetes	378	367	3	(10)	(3)	6
Surgical Technologies	344	298	15	(5)	(2)	17

Restorative Therapies Group	1,958	1,925	2	(37)	(2)	4

Total	$4,095	$4,023	2%	$(118)	(3)%	5%

(a)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP.

MEDTRONIC, INC.

RECONCILIATION OF INTERNATIONAL REVENUE GROWTH TO CONSTANT CURRENCY GROWTH

(Unaudited)

(in millions)

	Three months ended			Currency Impact		Constant
	October 26,	October 28,	Reported	on Growth (a)		Currency
	2012	2011	Growth	Dollar Percentage		Growth (a)
Reported Revenue:
Defibrillation Systems	$278	$285	(2)%	$(20)	(7)%	5%
Pacing Systems	278	291	(4)	(20)	(6)	2
AF & Other	26	25	4	(1)	(4)	8

Cardiac Rhythm Disease Management	582	601	(3)	(41)	(7)	4

Coronary	290	291	—	(18)	(6)	6
Structural Heart	169	168	1	(12)	(7)	8
Endovascular	127	107	19	(10)	(9)	28

Cardiac & Vascular Group	1,168	1,167	—	(81)	(7)	7

Core Spine	219	225	(3)	(12)	(6)	3
BMP	14	15	(7)	—	—	(7)

Spine	233	240	(3)	(12)	(5)	2

Neuromodulation	130	126	3	(10)	(8)	11
Diabetes	149	139	7	(10)	(7)	14
Surgical Technologies	126	114	11	(5)	(4)	15

Restorative Therapies Group	638	619	3	(37)	(6)	9

Total	$1,806	$1,786	1%	$(118)	(7)%	8%

(a)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP.

MEDTRONIC, INC.

RECONCILIATION OF EMERGING MARKET REVENUE GROWTH TO CONSTANT CURRENCY GROWTH

(Unaudited)

(in millions)

	Three months ended			Currency Impact		Constant
	October 26,	October 28,	Reported	on Growth (a)		Currency
	2012	2011	Growth	Dollar Percentage		Growth (a)
Emerging Market Revenue (b)	$464	$407	14%	$(17)	(4)%	18%

(a)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP.

(b)	Emerging Market Revenue includes revenues from Asia Pacific (except Australia, Japan, Korea, and New Zealand), Central and Eastern Europe, Greater China, Latin America, the Middle East and Africa, and South Asia.

MEDTRONIC, INC.

RECONCILIATION OF SURGICAL TECHNOLOGIES REVENUE GROWTH TO CONSTANT CURRENCY

REVENUE GROWTH ADJUSTED FOR REVENUE FROM ADVANCED ENERGY BUSINESS

(Unaudited)

(in millions)

	Three months ended		Three months ended	Percentage
	October 26, 2012		October 28, 2011	Change
Surgical Technologies revenue, as reported	$344		$298	15%
Advanced Energy business revenue	(35)		(21)

Surgical Technologies revenue, adjusted for Advanced Energy	309	(a)	277	12%
Foreign currency impact	5		—

Surgical Technologies revenue, adjusted for Advanced Energy and foreign currency	$314	(a)	$277	13%

(a)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation and the Advanced Energy business (comprised of the August 2011 acquisitions of PEAK Surgical, Inc. and Salient Surgical Technologies, Inc.) on Surgical Technologies’ revenue growth. In addition, Medtronic management uses Surgical Technologies revenue adjusted for foreign currency translation and the Advanced Energy business to evaluate operational performance of the Company. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP.

MEDTRONIC, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	October 26,	April 27,
	2012	2012
	(in millions, except per share data)
ASSETS

Current assets:
Cash and cash equivalents	$1,759	$1,248
Short-term investments	916	1,344
Accounts receivable, less allowances of $102 and $100, respectively	3,612	3,808
Inventories	1,877	1,800
Deferred tax assets, net	595	640
Prepaid expenses and other current assets	676	675

Total current assets	9,435	9,515

Property, plant, and equipment	5,967	5,796
Accumulated depreciation	(3,520)	(3,323)

Property, plant, and equipment, net	2,447	2,473

Goodwill	9,944	9,934
Other intangible assets, net	2,500	2,647
Long-term investments	8,816	7,705
Long-term deferred tax assets, net	468	504
Other assets	350	305

Total assets	$33,960	$33,083

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Short-term borrowings	$4,097	$3,274
Accounts payable	551	565
Accrued compensation	717	912
Accrued income taxes	113	65
Deferred tax liabilities, net	28	33
Other accrued expenses	1,115	1,008

Total current liabilities	6,621	5,857

Long-term debt	7,355	7,359
Long-term accrued compensation and retirement benefits	809	759
Long-term accrued income taxes	985	1,005
Long-term deferred tax liabilities, net	584	611
Other long-term liabilities	431	379

Total liabilities	16,785	15,970

Commitments and contingencies	—	—

Shareholders’ equity:
Preferred stock— par value $1.00	—	—
Common stock— par value $0.10	101	104
Retained earnings	17,558	17,482
Accumulated other comprehensive loss	(484)	(473)

Total shareholders’ equity	17,175	17,113

Total liabilities and shareholders’ equity	$33,960	$33,083

MEDTRONIC, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six months ended
	October 26,	October 28,
	2012	2011
	(in millions)
Operating Activities:
Net earnings	$1,510	$1,692

Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	396	424
Amortization of discount on senior convertible notes	46	42
Acquisition-related items	3	17
Provision for doubtful accounts	26	32
Deferred income taxes	52	(58)
Stock-based compensation	85	90
Change in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable, net	123	(119)
Inventories	(71)	(147)
Accounts payable and accrued liabilities	(185)	(292)
Other operating assets and liabilities	28	606
Certain litigation charges, net	245	—
Certain litigation payments	(91)	—

Net cash provided by operating activities	2,167	2,286

Investing Activities:
Acquisitions, net of cash acquired	(23)	(556)
Additions to property, plant, and equipment	(211)	(269)
Purchases of marketable securities	(5,494)	(3,866)
Sales and maturities of marketable securities	4,865	3,008
Other investing activities, net	(6)	(60)

Net cash used in investing activities	(869)	(1,743)

Financing Activities:
Acquisition-related contingent consideration	(15)	(62)
Change in short-term borrowings, net	775	302
Payments on long-term debt	(8)	(15)
Dividends to shareholders	(533)	(514)
Issuance of common stock	103	45
Repurchase of common stock	(1,084)	(600)

Net cash used in financing activities	(762)	(844)

Effect of exchange rate changes on cash and cash equivalents	(25)	(34)

Net change in cash and cash equivalents	511	(334)

Cash and cash equivalents at beginning of period	1,248	1,382

Cash and cash equivalents at end of period	$1,759	$1,048

Supplemental Cash Flow Information
Cash paid for:
Income taxes	$364	$99
Interest	184	161